UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2018

Red Hat, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)
100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.      Other Events

On June 21, 2018, Red Hat, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has authorized the repurchase of up to an aggregate of $1 billion of the Company’s common stock, par value $0.0001 per share, from time to time in open market or privately negotiated transactions.  The program will commence on July 1, 2018 and expire on the earlier of (i) June 30, 2020, or (ii) a determination by the Board, Chief Executive Officer or Chief Financial Officer to discontinue the program.  The full text of the press release issued in connection with the announcement of the repurchase program is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

           (d)  Exhibits

              Exhibit No.     Description

              99.1                  Press Release dated June 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 21, 2018	RED HAT, INC.

		By:	/s / ERIC R. SHANDER
		Name:	Eric R. Shander
		Title:	Executive Vice President and Chief Financial Officer